EXHIBIT 10.1

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 10, 2013, is entered into by and among PCM, INC., a Delaware corporation formerly known as PC Mall, Inc. (“PCM”), PCM SALES, INC., a California corporation formerly known as PC Mall Sales, Inc. (“PCM Sales”), PCM LOGISTICS, LLC, a Delaware limited liability company formerly known as AF Services, LLC (“PCM Logistics”), PCMG, INC., a Delaware corporation formerly known as PC Mall Gov, Inc. (“PCMG”), M2 MARKETPLACE, INC., a Delaware corporation formerly known as Onsale, Inc. (“M2”), ABREON, INC., a Delaware corporation formerly known as AV Acquisition, Inc. (“Abreon”), MALL ACQUISITION SUB 4 INC., a Delaware corporation (“Acquisition 4”), MALL ACQUISITION SUB 5 INC., a Delaware corporation (“Acquisition 5”), PCM BPO, LLC, a Delaware limited liability company formerly known as OSRP, LLC (“PCM BPO”), and ONSALE HOLDINGS, INC., an Illinois corporation (“Holdings”), jointly and severally as co-borrowers (each a “Borrower” and collectively “Borrowers”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative and collateral agent for the Lenders (in such capacity, “Agent”) and the Lenders signatory hereto.

RECITALS

A.                                    Borrowers, Agent and the several financial institutions from time to time party to thereto as lenders (“Lenders”) have previously entered into that certain Third Amended and Restated Loan and Security Agreement dated as of March 22, 2013 (as amended, modified, supplemented, extended or restated from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain loans and financial accommodations available to Borrowers.  Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.                                    Borrowers have provided the Agent with notice under Section 2.5 of the Loan Agreement to increase the Maximum Credit by an amount equal to $10,000,000.  Borrowers have requested that Agent and the Lenders amend the Loan Agreement to accommodate the increase and make other amendments, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.

C.                                    Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Amendments to Loan Agreement.

(a)                                 Section 9.8 of the Loan Agreement is hereby amended by: (1) deleting the “and” at the end of clause (g) thereof; (2) replacing the “.” at the end of clause (h) thereof with “and”; and (3) inserting the following as new clause (i) after clause (h) thereof:

“(i)                               liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under Section 9.9 hereof.”

(b)                                 Section 9.9 of the Loan Agreement is hereby amended by: (1) deleting the “and” at the end of clause (i) thereof; (2) replacing the “.” at the end of clause (j) thereof with “and”; and (3) inserting the following as new clause (k) after clause (j) thereof:

“(k)                           indebtedness owed to any Person providing property, casualty, liability, or other insurance to any Borrower, so long as the amount of such indebtedness is not in excess of the amount of the unpaid cost of (including all finance charges owed to any such Person), and shall be incurred only to defer the cost of, such insurance for the years in which such indebtedness is incurred and such indebtedness is outstanding only during such years.”

2.                                      Increase in Maximum Credit.  Effective on the date hereof, the Maximum Credit shall be increased from $190,000,000 to $200,000,000 in accordance with Section 2.5 of the Loan Agreement.  The Increase Effective Date for such increase shall be the date hereof.  Effective on the date hereof, each party hereto acknowledges and agrees that the amount of each Lender’s Revolving Loan Commitment and Term Loan Commitment as reflected below such Lender’s signature on the signature pages to the Loan Agreement shall be deemed amended and replaced with the amounts set forth below such Lender’s signature on the signature pages hereto.  Each party hereto waives compliance with the 10 Business Day requirement applicable to the Increase Effective Date contained in the last sentence of Section 2.5(a) of the Loan Agreement.

3.                                      Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a)                                 Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)                                 Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

4.                                      Representations and Warranties.  Each Borrower represents and warrants as follows:

(a)                                 Authority.  Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower.  No other corporate proceedings are necessary to consummate such transactions.

(b)                                 Enforceability.  This Amendment has been duly executed and delivered by each Borrower.  This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and is in full force and effect.

(c)                                  Representations and Warranties.  The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

(d)                                 Due Execution.  The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate or company action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

(e)                                  No Default.  No event has occurred and is continuing that constitutes a Default or Event of Default.

5.                                      Choice of Law.  The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

7.                                      Reference to and Effect on the Financing Agreements.

(a)                                 Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)                                 Except as specifically set forth in this Amendment, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and Lenders without defense, offset, claim or contribution.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

8.                                      Ratification.  Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Pledge Agreement, as amended hereby, and the other Financing Agreements effective as of the date hereof.

9.                                      Estoppel.  To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default.

10.                               Integration.  This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.                               Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.                               Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Financing Agreements, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

PCM, INC.,
a Delaware corporation

By:	/s/Brandon LaVerne
Name:	Brandon LaVerne
Title:	CFO

PCM SALES, INC.,
a California corporation

By:	/s/Joseph B. Hayek
Name:	Joseph B. Hayek
Title:	President

PCM LOGISTICS, LLC,
a Delaware limited liability company

By:	/s/Simon Abuyounes
Name:	Simon Abuyounes
Title:	President

PCMG, INC.,
a Delaware corporation

By:	/s/Alan Bechara
Name:	Alan Bechara
Title:	President

BORROWERS:

M2 MARKETPLACE, INC.,
a Delaware corporation

By:	/s/Dan DeVries
Name:	Dan DeVries
Title:	President

ABREON, INC.,
a Delaware corporation

By:	/s/Stacy Tipton
Name:	Stacy Tipton
Title:	Director of Corporate Services

MALL ACQUISITION SUB 4 INC.,
a Delaware corporation

By:	/s/Brandon LaVerne
Name:	Brandon LaVerne
Title:	President

MALL ACQUISITION SUB 5 INC.,
a Delaware corporation

By:	/s/Brandon LaVerne
Name:	Brandon LaVerne
Title:	President

BORROWERS:

PCM BPO, LLC,
a Delaware limited liability company

By:	/s/Simon Abuyounes
Name:	Simon Abuyounes
Title:	President

ONSALE HOLDINGS, INC.,
an Illinois corporation

By:	/s/Sam Khulusi
Name:	Sam Khulusi
Title:	President

AGENT AND LENDERS:	WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender

	By:	/s/Dennis King
	Name:	Dennis King
	Title:	Vice President

Revolving Loan Commitment: $80,000,000

Term Loan Commitment: An amount equal to 80/200 of $4,340,000

BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Matt R. Van Steenhuyse
	Name:	Matt R. Van Steenhuyse
	Title:	SVP

Revolving Loan Commitment: $50,000,000

Term Loan Commitment: An amount equal to 50/200 of $4,340,000

PNC BANK, NATIONAL ASSOCIATION
as a Lender

	By:	/s/ Kevin J. Gimber
	Name:	Kevin J. Gimber
	Title:	Assistant Vice President

Revolving Loan Commitment: $40,000,000

Term Loan Commitment: An amount equal to 40/200 of $4,340,000

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Annaliese Fisher
Name:	Annaliese Fisher
Title:	Authorized Officer

Revolving Loan Commitment: $30,000,000

Term Loan Commitment: An amount equal to 30/200 of $4,340,000